Exhibit 10.25

BG PRODUCTION COMPANY (PA), LLC

5444 Westheimer, Suite 1200

Houston, Texas 77056

February 4, 2011

EXCO Holdings (PA), Inc.

12377 Merit Drive, Suite 1700

Dallas, Texas 75251

Attention: Rick Hodges, Vice President of Land

EXCO Resources (PA), LLC

3000 Ericsson Dr., Suite 200

Warrendale, Pennsylvania 15086

Attention: President and General Manager

Re:	Amendment to the Joint Development Agreement

Gentlemen:

Reference is made in this letter (this “Letter Agreement”) to that certain Joint Development Agreement between BG Production Company (PA), LLC (“BGPA”), BG Production Company (WV), LLC (“BGWV” and, together with BGPA, “BG”), EXCO Production Company (PA), LLC (“EXCOPA”), EXCO Production Company (WV), LLC (“EXCOWV” and, together with EXCOPA, “EXCO”), and EXCO Resources (PA), LLC (the “Company”), dated June 1, 2010 (as it may have been heretofore amended, the “JDA”). BGPA, BGWV, EXCOPA, EXCOWV and the Company are referred to herein collectively as the “Parties” and each individually as “Party”. Capitalized terms used in this Letter Agreement and not otherwise defined herein shall have the meanings given such terms in the JDA.

The Parties desire to amend the JDA to permit a Development Party to transfer Joint Development Interests in the Shallow Rights during the Initial Three Year Period without first obtaining the prior consent of the other Development Parties.

In consideration of the mutual promises contained in this Letter Agreement and in the JDA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the JDA as follows:

1.	The first sentence of Section 6.1(a) shall be amended by deleting the phrase:

“(2) a Material Interest or (3) an Other Interest.”

and replacing it with the phrase:

“(2) a Material Interest, (3) an Other Interest or (4) a Shallow Rights Interest.”

2.	Section 6.1(a) shall be amended by deleting the following sentence:

“Furthermore, no Development Party shall undergo, or shall permit its affiliated Entity Members to undergo, a Change in Equity Ownership unless such Change in Equity Ownership covers the entirety of the Equity Ownership in such Development Party and its affiliated Entity Members or an equal undivided percentage of the Equity Ownership of each of the Development Party and its affiliated Entity Members.”

and replacing it with the following sentence:

“Furthermore, no Development Party shall undergo, or shall permit its affiliated Entity Members to undergo, a Change in Equity Ownership unless such Change in Equity Ownership (i) covers the entirety of the Equity Ownership in such Development Party and its affiliated Entity Members or an equal undivided percentage of the Equity Ownership of each of the Development Party and its affiliated Entity Members, or (ii) involves any Person party to this Agreement that holds, as its only Joint Development Interest, a Material Interest, an Other Interest and/or a Shallow Rights Interest.”

3.	Section 6.1(a)(i) shall be amended by deleting the phrase:

“(other than a Material Interest or Other Interest)”

and replacing it with the phrase:

“(other than a Material Interest, an Other Interest or a Shallow Rights Interest)”

4.	Section 6.1(a)(iii) shall be amended by deleting the phrase:

“(other than a Material Interest or Other Interest)”

and replacing it with the phrase:

“(other than a Material Interest, an Other Interest or a Shallow Rights Interest)”

5.	Section 6.1(a)(iv) shall be amended by deleting the phrase:

“a Material Interest or an Other Interest”

and replacing it with the phrase:

“a Material Interest, an Other Interest or a Shallow Rights Interest”

6.	Section 6.2(a) shall be amended by deleting the phrase:

“(excluding any Material Interest or Other Interest)”

and replacing it with the phrase:

“(excluding any Material Interest, Other Interest or Shallow Rights Interest)”

7.	Section 6.2 shall be amended by adding the following Section 6.2(e):

“(e)	A Development Party may Transfer an undivided percentage of its ownership interest in any parcel of Shallow Rights Interests, subject to the following:

(i)

In the event that a Development Party Transfers a Shallow Rights Interest and such Transfer results in the Oil and Gas Assets underlying such transferred Shallow Rights Interest being owned by the Development Parties in undivided percentages that are different from the Participating Interests of the Development Parties in the Joint Development Interests or being owned by less than all of the Development Parties, then such Oil and Gas Assets still owned by any of the Development Parties shall be deemed to be Excluded Interests and shall no longer be subject to the terms of this Agreement or any joint operating agreement that is solely between the Parties to this Agreement, except for any obligations under this Agreement or any such joint operating agreement accrued prior to the Transfer and the provisions of this Section 6.2(e), which shall continue to apply following such Transfer.

(ii)

Following a Transfer of a Shallow Rights Interest as contemplated in Section 6.2(e)(i), the non-transferring Development Parties shall, by affirmative vote of seventy-five percent (75%) of the Participating Interests of the non-transferring Development Parties in the Excluded Interests relating to such Transfer (excluding, for the purposes of such vote, any Participating Interest retained by the transferring Development Party in such Excluded Interests) be entitled to (i) require that the Joint Development Operator (A) maintain (if necessary to act as operator thereof) its one-half of one percent (0.5%) interest in such Excluded Interests, and (B) serve as Party Operator of such Excluded Interests on the same basis as if all activities with respect to such Excluded Interests were Sole Risk Development Operations by the Participating Parties therein and subject to the terms of Article 3, or (ii) elect another operator for such Excluded Interests, but in each case of (i) and (ii) above, only to the extent that no third party is serving as operator with respect to such Excluded Interests. Any Development Party that retains a Participating Interest in such Excluded Interests (including the transferring Development Party, to the extent such transferring Development Party retains such a Participating Interest therein) may request that the Joint Development Operator perform those functions elected by such Development Party pursuant to Section 3.5(g) on behalf of such Development Party with respect to such Excluded Interests.

(iii)

Any maintenance of uniform interest transfer restriction present in any joint operating agreement that is solely between the Parties to this Agreement shall not restrict the transfer of a Shallow Rights Interest that is made in accordance with this Section 6.2(e).”

8.	The first sentence of Section 6.3 shall be amended by deleting the phrase:

“(other than a Material Interest or Other Interest)”

and replacing it with the phrase:

“(other than a Material Interest, an Other Interest or a Shallow Rights Interest)”

9.	The first sentence of Section 7.1 shall be amended by deleting each use of the phrase:

“(except an Other Interest)”

and replacing it in each such instance with the phrase:

“(except an Other Interest or a Shallow Rights Interest)”

10.	The second sentence of Section 7.1 shall be amended by deleting the phrase:

“(unless limited to an Other Interest)”

and replacing it with the phrase:

“(unless limited to an Other Interest or a Shallow Rights Interest)”

11.	Section 14.9(a)(v) shall be amended by deleting the phrase:

“a Material Interest or an Other Interest”

and replacing it with the phrase:

“a Material Interest, an Other Interest or a Shallow Rights Interest”

12.	Section 14.9(a)(v) shall be further amended by deleting the phrase:

“Material Interest or Other Interest”

and replacing it with the phrase:

“Material Interest, Other Interest or Shallow Rights Interest”

13.	The definition of “Development Party” and “Development Parties” in Appendix I shall be amended by deleting the phrase:

“(other than the Transfer of a Material Interest or Other Interest)”

and replacing it with the phrase:

“(other than the Transfer of a Material Interest, an Other Interest or a Shallow Rights Interest)”

14.	The definition of “Excluded Interest” in Appendix I shall be amended by deleting the phrase:

“Section 8.1(f), 9.2(f) or 9.3”

and replacing it with the phrase:

“Sections 6.2(e), 8.1(f), 9.2(f) or 9.3”

15.	The definition of “Joint Development Interest” in Appendix I shall be amended by deleting the phrase:

“Material Interests and Other Interests”

and replacing it with the phrase:

“Material Interests, Other Interests and Shallow Rights Interests”

16.	Appendix I shall be amended by adding the following definition in its correct alphabetic location:

““Shallow Rights Interest” means any parcel of Shallow Rights along with any Shallow Rights Gathering Assets that provide service solely to the lands and depths that are subject to such parcel of Shallow Rights and not, for the avoidance of doubt, any Deep Rights that are below such Shallow Rights.”

Except as amended herein, all other terms and conditions of the JDA shall remain the same and in full force and effect. The terms of Sections 13.1, 13.2, 14.1, 14.2, 14.3, 14.4, 14.6, 14.8, 14.9, 14.10, 14.11, 14.12(a), 14.13 and 14.14 of the JDA are incorporated herein by reference as if set out in full herein. Any and all references to the JDA shall hereafter refer to the JDA as amended by this Letter Agreement.

If you agree to the foregoing provisions, please sign and return this Letter Agreement to the undersigned at the address set forth below. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a party hereto by facsimile transmissions shall be deemed an original signature hereto. This Letter Agreement shall be effective on the date that it is executed by all of the Parties.

[Signature Pages Follow]

Very truly yours,

BG PRODUCTION COMPANY (PA), LLC

By:	/s/ Jon Harris

Name:	Jon Harris

Title:	V.P.

BG PRODUCTION COMPANY (WV), LLC

By:	/s/ Jon Harris

Name:	Jon Harris

Title:	V.P.

Agreed and accepted on this 4th day of February, 2011 by

EXCO PRODUCTION COMPANY (PA), LLC

By:	/s/ William L. Boeing

Name:	William L. Boeing

Title:	Vice President and General Counsel

Agreed and accepted on this 4th day of February, 2011 by

EXCO PRODUCTION COMPANY (WV), LLC

By:	/s/ William L. Boeing

Name:	William L. Boeing

Title:	Vice President and General Counsel

Agreed and accepted on this 4th day of February, 2011 by

EXCO RESOURCES (PA), LLC

By:	/s/ Joel Heiser

Name:	Joel Heiser

Title:	Vice President and General Counsel

cc:

EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, Texas 75251

Attention: William L. Boeing, Vice President, General Counsel and Secretary

Vinson & Elkins L.L.P.

2500 First City Tower

1001 Fannin Street

Houston, Texas 77002-6760

Attention: Stephen C. Szalkowski

EXCO Resources (PA), LLC

3000 Ericsson Dr., Suite 200

Warrendale, Pennsylvania 15086

Attention: Vice President, Legal